FORM 8-K/A

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549

                           CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934.

Date of Report (Date of earliest event reported) September 15, 1999.


                    DCI Telecommunications, Inc.
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       (Exact name of registrant as specified in its charter)


 Colorado                     2-96976-D             84-1155041
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(State or other             (Commission File       (IRS Employer
   jurisdiction of            Number)              Identification
   incorporation)                                     Number)

                   611 Access Road, Stratford, CT 06615
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              (Address of principal executive offices)

  Registrant's telephone number, including area code:(203) 380-0910


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   (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant.

The Company has provided information with respect to the resignation of Deloitte & Touche LLP as its independent accountants by Report on Form 8-K/A filed on October 26, 1999. The Company received Deloitte's letter of November 4, 1999 regarding the Company's disclosure on Friday, November 5, 1999.

Item 7. Financial Statements and Exhibits

The following exhibit is filed as part of this report:

(c)  Exhibit 16.1   Letter dated November 4, 1999 from Deloitte &
                    Touche LLP

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DCI TELECOMMUNICATIONS, Inc.

By: /s/ Joseph J. Murphy
----------------------------
Name: Joseph J. Murphy
Title: President & CEO
Date: November 8, 1999

                            Exhibit 16.1

Deloitte & Touche
Two World Financial Center
New York, New York 10281-1414

November 4, 1999

Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read the four paragraphs in Item 4 of Form 8-K/A of DCI Telecommunications, Inc. as filed with the Securities and Exchange Commission on October 26, 1999 and have the following comments:

1. We agree with the statements made in the (a) first sentence of the first paragraph, (b) first sentence of the second paragraph, and
     (c) third and fourth paragraphs.

2. With respect to the statement in the third sentence of the first paragraph, we began a review of the Company's financial statements for the first quarter ended June 30, 1999 in accordance with the requirements of Statement on Auditing Standards No. 71, Interim Financial Information however, such review had not been completed at the cessation of our auditor-client relationship on September 15, 1999.

3. We have no basis of agreeing or disagreeing with the statements made in the second and third sentences of the second paragraph.


Yours Truly,

/s/ Deloitte & Touche LLP
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Deloitte & Touche LLP